Ford Second Quarter Sales Rise 14.2%; Market Share Surges on Truck, Hybrid, SUV Strength • F-Series trucks posts best second quarter since 2019 • Record electrified-vehicle sales • Lincoln delivers highest second quarter volume since 2007 • Ford Pro paid software subscriptions rise more than 20% to more than 750,000 active users DEARBORN, Mich., July 1, 2025 – Ford Motor Company accelerated well ahead of the U.S. industry in the second quarter, growing sales 14.2% — about 10 times the estimated 1.4% industry increase — and expanding market share to an estimated 14.3%, up 1.8 percentage points versus the first quarter. “We blew the doors off the overall industry with our second-quarter sales,” said Andrew Frick, president, Ford Blue and Model e, and interim head of Ford Pro. “Customers continue appreciating our broad powertrain choices — gas, hybrid, electric, and diesel — digital productivity tools that save time and money, and our Ford Motor Company: From America, For America commitment.” By the Numbers (Q2 2025) • Total sales: 612,095 (+14.2%) • Market share: estimated 14.3% (+1.8 ppts QoQ) • Total pickups (F-Series, Ranger, Maverick): 288,564 (+15.1%) • Electrified vehicles (hybrid, plug-in hybrid, EV): 82,886 (+6.6%); 13.5% of mix • Ford Pro Super Duty sales up 13.5%, best since 2004 • Ford Pro Intelligence active paid software subscriptions: over 750,000 active users • BlueCruise cumulative hands-free miles: 6 million-plus cumulative hours Trucks: Unmatched Powertrain Choice Drives Share Gains • F-Series sales climbed 11.5 % to 222,459 — the best second quarter since 2019 — on the broadest lineup of gas, diesel, hybrid, and electric powertrains in the segment. F-Series for the first-half of the year was the best-selling truck in America. • Maverick recorded an all-time-best quarter with 48,041 trucks sold (+26.3%); almost 60% of buyers are new to Ford. • Ranger rebounded strongly, up 36.3%, supported by the new Raptor and Tremor variants. Total Electrified Vehicles: Record Half-Year, Outselling Estimated GM + Stellantis Combined • Ford sold a record 156,509 electrified vehicles in the first half (+14.7%), outselling the combined electrified portfolios of GM and Stellantis.

Hybrids jumped double-digits to 117,521 in the first half as Maverick Hybrid remained America’s best-selling hybrid pickup and F-150 Hybrid led full-size pickups. • Electric vehicles – Mustang Mach-E, F-150 Lightning and E-Transit—averaged 12,996 sales per nameplate through June, much higher than the industry and other automakers that have more EV nameplates. • Electrified vehicles represented 13.5 % of Ford’s total Q2 volume. SUVs: Big Gains at Both Ends of the Showroom • Expedition sales surged 43.9% to 31,298 — its best second quarter in 20 years — while Navigator soared 115% to 7,355, its strongest second quarter in 21 years. • Bronco family (Bronco + Bronco Sport) delivered a record 78,543 SUVs, up 44.7%; Bronco alone had its best quarter since it debuted in 2021, jumping 51.3% to 39,468. • Off-road performance trims (Raptor, Tremor, Timberline, FX4) now account for 20.9% of Ford’s U.S. mix, +3.3 ppts YoY. Lincoln: Best Q2 Since 2007 Lincoln sales rose 31.0 % to 31,332 vehicles—its highest second-quarter tally in 18 years. • Navigator (+115%), Nautilus record Q2 (+19.3%), Corsair (+4.5%) and Aviator (+28.0%) all contributed to the brand’s momentum. Digital & Services: Ford Pro Intelligence and BlueCruise Momentum • Ford Pro Intelligence paid software subscriptions grew more than 20% year-over-year in the second quarter with over three quarters of a million active subscriptions today. • BlueCruise hands-free highway driving surpassed 6 million cumulative hours at the end of the second quarter, with versions 1.4 and 1.5 now shipping on 2025 vehicles. Mobile Service Continues Growth Strong momentum continues into the second quarter, with services up 14% vs prior year delivering 969,133 service experiences in the second quarter or 1.8M experiences in the first half of the year. These include Mobile Service — in which technicians drive to service a customer’s vehicle —and Pickup & Delivery — in which a dealer employee picks up, services and returns a customer’s vehicle. Dealers have provided more than 578,899 Mobile Service experiences during the second quarter of this year, up 21% from year ago. Looking Ahead In the third quarter, the recently revealed Explorer Tremor and new F-150 Lobo street truck are expected to start shipping to customers. Available with a 400 horsepower EcoBoost engine, Explorer Tremor expands Ford’s family of Tremor off-road vehicles for customers who need next-level off-road capability and performance beyond four-wheel drive. The F-150 Lobo, Ford’s newest performance-oriented truck comes standard with a 5.0-liter V8, lowered stance, automatic four-wheel drive and unique looks for customers who want street truck style with F- 150 capability and toughness.

“We’ve heard from customers who love our current Trucks and SUVs but want something that fits their lifestyle event better – both on- and off-road,” said Jim Baumbick, vice president, Advanced Product Development, Cycle Planning and Programs. “Adding Tremor capability to Explorer and expanding F-150’s lineup with Lobo style and performance is continuing to give Ford customers what they love and can’t live without.” ### About Ford Motor Company Ford Motor Company (NYSE: F) is a global company based in Dearborn, Michigan, committed to helping build a better world, where every person is free to move and pursue their dreams. The company’s Ford+ plan for growth and value creation combines existing strengths, new capabilities and always-on relationships with customers to enrich experiences for customers and deepen their loyalty. Ford develops and delivers innovative, must-have Ford trucks, sport utility vehicles, commercial vans and cars and Lincoln luxury vehicles, along with connected services. The company offers freedom of choice through three customer-centered business segments: Ford Blue, engineering iconic gas-powered and hybrid vehicles; Ford Model e, inventing breakthrough EVs along with embedded software that defines always-on digital experiences for all customers; and Ford Pro, helping commercial customers transform and expand their businesses with vehicles and services tailored to their needs. Additionally, Ford provides financial services through Ford Motor Credit Company. Ford employs about 170,000 people worldwide. More information about the company and its products and services is available at corporate.ford.com. *U.S. sales volume reflects transactions with (i) retail and fleet customers (as reported by dealers), (ii) government and (iii) Ford management. Average transaction pricing based on J.D. Power and Associates PIN data. Contact: Said Deep, sdeep@ford.com, 313-594-0592